                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 August 4, 2004
                Date of Report (Date of earliest event reported)

                                PXRE GROUP LTD.

             (Exact name of registrant as specified in its charter)



     Bermuda                  1-15259                    98-0214719
  (State or other           (Commission        (I.R.S. Employer of incorporation
jurisdiction File No.)   Identification No.)           or organization)




     PXRE House                                        P.O. Box HM 1282
     110 Pitts Bay Road                                Hamilton HM FX
     Pembroke HM 08                                    Bermuda
     Bermuda                                           (Mailing address)
     (Address, including zip code,
     of principal executive offices)



                                 (441) 296-5858
              (Registrant's telephone number, including area code)

Item 5.  Other Events

         On August 4, 2004, PXRE Group Ltd. issued two press releases, one announcing the appointment of a new director to PXRE Group Ltd.'s Board of Directors; and the second announcing the filing of a shelf registration statement on behalf of certain holders of PXRE Group Ltd.'s convertible voting preferred shares. A copy of each press release is incorporated herein by reference and filed as an Exhibit hereto.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

Exhibit
  No.    Description

99.1 Press release of PXRE Group Ltd. dated August 4, 2004 announcing the appointment of Mural R. (Joe) Josephson as a director of PRXE Group Ltd.

99.2 Press release of PXRE Group Ltd. dated August 4, 2004 announcing the filing on behalf of certain of its preferred shareholders of a shelf registration statement covering PXRE Group Ltd.'s convertible voting preferred shares and common shares issuable upon conversion of the preferred shares.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report of be signed on its behalf by the undersigned, thereunto duly authorized.


                                   PXRE GROUP LTD.



                                   (Registrant)


                                   By:      /s/ John Modin
                                   ----------------------------------------
                                   Name:   John Modin
                                   Title:  Executive Vice President and
                                           Chief Financial Officer

Date:    August 4, 2004